Exhibit 32.1


                       CERTIFICATION PURSUANT TO
            18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended April 3, 2010 (the Report) by Seaboard Corporation (the Company), the undersigned, as the Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  - The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

  -  The information contained in the Report fairly  presents, in  all
     material  respects,  the  financial  condition  and  results   of
     operations of the Company.

Date:  May 10, 2010            /s/ Steven J. Bresky
                               Steven J. Bresky, Chairman of the Board,
                               President and Chief Executive Officer

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